December 5, 2025

BNY MELLON ETF TRUST

(the "Trust")

Supplement to Current Statements of Additional Information ("SAI")

Effective December 1, 2025, Lisa Zeller was appointed Chief Compliance Officer of the Trust. Accordingly, the following information supersedes and replaces the Chief Compliance Officer information contained in the section of the SAI entitled "Officers":

Name Year of Birth Position	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[1] for which Officer serves as an Officer
Lisa Zeller 1982 Chief Compliance Officer 2025

Chief Compliance Officer since December 2025 of BNY Mellon ETF Investment Adviser, LLC (the "Adviser") and BNY Mellon ETF Trust II; Deputy Chief Compliance Officer of the Adviser, BNY Mellon Investment Adviser, Inc. and BNY Mellon Securities Corporation’s investment advisory business from July 2023 to December 2025; Head of Funds Compliance at Pagaya Investments US LLC from January 2022 to July 2023; and Senior Compliance Officer/Chief Compliance Officer at Nordea Investment Management North America, Inc. from 2016 to January 2022.

2 (18 portfolios)

1 "Fund complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

All references in the SAI to John Squillace as Chief Compliance Officer of the Trust are deleted.

ETF-SAISTK-1225